SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): June 28, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                   0-22624                    05-0473908
         Delaware                   1-11432                    05-0475617
         Delaware                   1-11436                    22-3182164
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)


1000 Columbia Avenue, Linwood, PA                                    19061
-----------------------------------------------                  --------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant.

On June 28, 2001, Foamex International Inc. (the "Company") was informed by its independent accountant, PricewaterhouseCoopers LLP ("PwC") that it resigned, effective immediately.

Except as described in the following three paragraphs, the reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles:

For the year ended December 31, 2000, the Report of Independent Accountants, dated March 30, 2001, included an explanatory paragraph regarding the Company's financial debt covenants, with which the Company must comply on a quarterly basis.

For the year ended December 31, 1999, the Report of Independent Accountants, dated March 10, 2000, was modified as to the existence of substantial doubt about the Company's ability to continue as a going concern.

For the year ended December 31, 1999, the Report of Independent Accountants, dated March 10, 2000, was also modified to indicate that PwC was unable to review the quarterly data within the year ended December 31, 1998, in accordance with standards established by the American Institute of Certified Public Accountants.

The Company has authorized PwC to respond fully to any successor independent accounting firm regarding PwC's audit of the Company's financial statements, the reportable events discussed below and PwC's resignation.

In connection with its audits for the two most recent fiscal years and through June 28, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through June 28, 2001, there have been no reportable events, except as disclosed below (as defined in Regulation S-K Item 304(a)(1)(v)):

On August 5, 1999, PwC informed the Audit Committee that as stated in its letter dated August 2, 1999, PwC was unable to and did not complete timely reviews of the Company's interim financial statements for the first and second calendar quarters of the year ended December 31, 1999, or for the first six month period then ended because it believed that the Company's internal controls for the preparation of interim financial information, did not provide an adequate basis to enable it to complete such reviews. For the same reason, PwC also did not complete a timely review of the Company's interim financial statements for the third calendar quarter of the year ended December 31, 1999, or for the nine month period then ended.

On August 5, 1999, PwC also reiterated to the Audit Committee that the Company conduct a thorough review of its internal controls. PwC's letter dated August 2, 1999, which was also discussed with the Audit Committee on August 5, 1999, set forth PwC's views on the principal aspects of the control review and its continued view of the importance and urgency that the Company must act to improve its controls. Accordingly, the Company initiated a comprehensive internal control review, which was conducted by the internal audit department of the Company. Following completion of the internal control review, corrective actions were initiated in the fourth quarter of 1999. A follow-up review was conducted in the third quarter of 2000.

For the year ended December 31, 1999, PwC issued to the Audit Committee a Report to Management, dated May 24, 2000. The Report to Management included the following:

o The need for significant improvement in the control environment at the Company's Mexican operations.
o The need for standardized reporting practices of foreign operations to the Company's corporate accounting department.
o The need for comprehensive analysis of the financial results of the Company on a quarterly basis.

o Improved inventory reporting, including increased utilization of automated systems.
o An information technology ("IT") steering committee should be established to develop a comprehensive IT strategy, including an enterprise-wide security program.

In February and March 2001, PwC reported to the Audit Committee the following for the year ended December 31, 2000:

o The role of the Executive Committee of the Board of Directors was not clearly defined and minutes of its meetings were not prepared.
o Executive management did not have oversight responsibility for foreign operations.
o The Chief Financial Officer position was not permanently filled for an extended period.
o The Asian joint venture operations of the Company require significant improvement in the timeliness of the reporting process.
o    The financial closing, reporting and analysis process needs improvement.
o The accounting staff requires additional professional development and consideration should be given to additional staffing.
o    Financial reporting and related support systems need to be upgraded.

The Company requested that PwC provide a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of the letter, dated July 6, 2001, is filed as Exhibit 16 to this Form 8-K/A.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


                    ------------------------------------------------------------
                    Exhibit              Description
                    ------------------------------------------------------------

                     16 Letter from PricewaterhouseCoopers LLP re: Change in Certifying Accountant.
                    ------------------------------------------------------------

                                   Signatures
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 6, 2001

                                    FOAMEX INTERNATIONAL INC.


                                    /s/ Michael D. Carlini
                                    --------------------------------------------
                                    Name:   Michael D. Carlini
                                    Title:  Senior Vice President -
                                            Finance and Acting Chief
                                            Financial Officer


                                    FOAMEX L.P.

                                    BY FMXI, INC.
                                      its Managing General Partner


                                    /s/ George L. Karpinski
                                    --------------------------------------------
                                    Name:   George L. Karpinski
                                    Title:  Vice President


                                    FOAMEX CAPITAL CORPORATION


                                    /s/ George L. Karpinski
                                    --------------------------------------------
                                    Name:   George L. Karpinski
                                    Title:  Vice President